Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 17, 2001 included in Ross Systems, Inc.'s Form 10-K for the year ended June 30, 2001 and to all references to our Firm included in this registration statement.






                                               /s/ Arthur Andersen LLP
                                               -----------------------
                                               ARTHUR ANDERSEN LLP
                                               Atlanta, Georgia
                                               December 18, 2001